THE NEEDHAM FUNDS, INC.

445 PARK AVENUE

NEW YORK, NEW YORK 10022

Supplement dated August 26, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following paragraph replaces similar paragraphs under the How to Purchase Shares section on page 21:

For each Fund, the minimum initial investment for individuals, corporations, partnerships or trusts is $5,000. There is a $500 minimum for subsequent investments. For IRAs, the minimum initial investment is $1,500 and there is no minimum for subsequent investments. These minimum investment requirements may be waived for certain fee-based advisory accounts that are included in investment advisory products (for example, wrap accounts). In addition, the Adviser, in its sole discretion, may waive the minimum initial or subsequent investment amount on a case-by-case basis. Shares of the Funds are offered on a continuous basis. The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Your application will not be accepted unless it is accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. No third party checks will be accepted.

The following paragraph replaces a similar paragraph under the Exchanges section on page 22:

When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after your exchange request is received. Please note that any exchange may have tax consequences for you. You may exchange your shares on any day on which the Exchange is open for trading by contacting the Funds directly either by mail or telephone, if you have selected the telephone transaction feature on your application. You may also exchange shares through your financial institution by mail or telephone. If you establish a new account by exchange, the exchanged shares must have a minimum value of $5,000 ($1,500 for IRAs). All subsequent exchanges must have a minimum value of $500. There is no minimum value for subsequent exchanges made by IRAs. However, the Adviser, in its sole discretion, may waive the minimum value of exchanged shares on a case-by-case basis. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to seven business days from the date of purchase). Each Fund will assess a 2.00% short-term redemption fee on the exchange of shares held less than 60 days.

The following sentence replaces the last sentence under the Distribution Arrangements section on page 18:

JPMorgan Chase Bank, N.A. acts as custodian for the Funds.

The following paragraph replaces a similar paragraph under the Custodian section on page 25:

JPMorgan Chase Bank, N.A. acts as custodian for the Funds.  Its principal business address is 14201 North Dallas Parkway, Dallas, Texas 75254.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE NEEDHAM FUNDS, INC.
445 PARK AVENUE
NEW YORK, NEW YORK 10022

Supplement dated August 26, 2009 to the

Statement of Additional Information dated May 1, 2009

This supplement provides new and additional information that affects information contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective June 15, 2009, Custodial Trust Company has assigned its custody agreement to JPMorgan Chase Bank, N.A.

All references in the Statement of Additional Information to Custodial Trust Company are hereby amended to reflect the foregoing change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.